2015 Q4 Supplemental Information ®

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2016 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet at CXP's share 8 Consolidated Statements of Operations at CXP's share 9 10 Net Operating Income 11 Debt Overview 12 Debt Covenant Compliance 13 Debt Maturities 14 Operational & Portfolio Information Property Overview 15 Market Summary 16 Top 20 Tenants & Tenant Industry Profile 17 Lease Expiration Schedule 18 Lease Expiration by Market 19 Leasing Summary 20 Occupancy Summary 21 Occupancy by Market 22 Capital Expenditure Summary 23 Transaction Activity 24 Additional Information Consolidated Balance Sheet - GAAP 25 Consolidated Statements of Operations - GAAP 26 27 Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income) 28 Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income) 29 Definitions 30 Forward Looking Statements: Supplemental Information - Q4 2015 2 Columbia Property Trust, Inc. Table of Contents This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2016 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequently filed periodic reports. On the Cover: Left - 315 Park Avenue South in New York, NY; Middle - 650 California Street in San Francisco, CA; Right - 229 West 43rd Street in New York, NY. Normalized Funds From Operations - NFFO Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Columbia Property Trust, Inc.

Management & Investor Contacts

Corporate

One Glenlake Parkway, Suite 1200
Atlanta, Georgia 30328
404-465-2200
www.columbiapropertytrust.com

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David Dowdney
Senior Vice President
Western Region

Wendy Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin Hoover
Senior Vice President
Real Estate Transactions

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbiapropertytrust.com

Tripp Sullivan
SCR Partners, LLC
T 615-760-1104
E TSullivan@SCR-ir.com

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbiapropertytrust.com

Supplemental Information - Q4 2015 3

Unaudited As of Period End 12/31/2015 Select Portfolio Statistics Number of Properties / Buildings 28 / 40 Office Rentable Square Footage (in thousands) 13,700 (1) Percent Leased 93.2% Commenced Occupancy 91.6% Average Economic Occupancy (2) 88.8% Percentage of Properties Multi-Tenant / Single (3) 78% / 22% Office Percentage of Portfolio (4) 98% Numbers of Markets / States (5) 15 / 13 Percentage of Portfolio Central Business District / Suburban (3) 68% / 32% Weighted Average Lease Term Remaining (3) 6.1 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (6) 5,343,332 Gross Real Estate Assets - Unencumbered (6) (7) 4,340,006 Total Gross Debt (8) 1,900,813 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 81.2% Total Gross Debt / Gross Real Estate Assets 35.6% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable Number of Employees 99 (1) Includes 100% of Market Square. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). (4) Based on square feet. (5) Includes Washington, D.C. 4 Columbia Property Trust, Inc. Executive Summary Supplemental Information - Q4 2015 (7) Unencumbered assets are those not subject to mortgage debt. (6) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Company Overview: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings in competitive, primarily CBD locations, and over half our investments are in high-barrier-to-entry, primary markets. As of December 31, 2015, our $5+ billion portfolio included 27 office properties containing 13.7 million square feet and one hotel, concentrated in San Francisco, New York, and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbiapropertytrust.com. (8) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Basis of Presentation: The data included in this report supplements the information provided in our periodic reports filed with the Securities and Exchange Commission and should be reviewed in conjunction with such filings. This report includes data presented in various groupings, including geographic location and tenant industry profile. Such groupings are provided for presentation purposes only, as management evaluates the company’s performance on a property by property basis. On October 28, 2015, CXP transferred Market Square and a $325.0 million mortgage note to a joint venture (the “Market Square Joint Venture”). CXP sold a 49% interest in the Market Square Joint Venture to a third-party, and accounts for its 51% interest therein as an unconsolidated joint venture. Unless otherwise noted, the portfolio statistics and financial information provided in this report include CXP's 51% interest in the Market Square Joint Venture.

Columbia Property Trust, Inc.
Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	124,343	124,359	124,925	124,903	124,868
Weighted-Average Shares Outstanding - Diluted	124,466	124,460	125,017	124,935	124,944
High Closing Price	$ 25.97	$ 25.30	$ 27.45	$ 27.67	$ 25.79
Low Closing Price	$ 23.21	$ 21.16	$ 24.55	$ 24.08	$ 23.80
Average Closing Price	$ 24.30	$ 23.46	$ 26.40	$ 25.59	$ 25.15
Closing Price (as of period end)	$ 23.48	$ 23.20	$ 24.55	$ 27.02	$ 25.35
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	5.1%	5.2%	4.9%	4.4%	4.7%
Common Shares Outstanding (1)	124,363	124,510	125,076	125,077	124,973
Market Value of Common Shares (1)	$ 2,920,043	$ 2,888,632	$ 3,070,616	$ 3,379,581	$ 3,168,066
Total Market Capitalization (1) (2)	$ 4,820,856	$ 5,148,019	$ 5,209,312	$ 5,514,596	$ 4,848,950
Common Stock Repurchases					
Shares Purchased	152	570	-	-	-
Weighted-Average Price Per Share	$ 23.23	$ 22.45	$ -	$ -	$ -
Total Value of Shares Purchased	$ 3,531	$ 12,797	$ -	$ -	$ -

Equity Research Coverage

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs & Co.
Brad Burke
917-343-2082

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Sumit Sharma
212-761-7567

Oppenheimer & Co
Steve Manaker
212-667-5950

Wunderlich Securities, Inc.
Craig Kucera
540-277-3366

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q4 2015 5

Unaudited Per share Low High Net Income 0.23$ 0.33$ Real Estate Depreciation & Amortization 1.27 1.27 Funds From Operations 1.50$ 1.60$ Adjustments - - Normalized Funds From Operations 1.50$ 1.60$ 2016 Portfolio Assumptions l Leased percentage at year end: l GAAP Straight Line Rental Income: l G&A Expenses 2016 Transaction Assumptions l Dispositions: l Acquisitions: 2016 Other Assumptions l Weighted-average common shares outstanding - diluted: 123.5MM (excludes impact of share repurchases after February 11, 2016) Supplemental Information - Q4 2015 6 Columbia Property Trust, Inc. 2016 Guidance Twelve Months Ended 12/31/2016 Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Friday, February 12, 2016, at 10:00 a.m. ET to discuss financial results, business highlights and 2016 guidance. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through February 20, 2016, by dialing (877) 344-7529 and entering the confirmation number, 10078005. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. 90% to 92% $16MM to $24MM $32MM to $34MM $700MM to $800MM $200MM to $400MM

Columbia Property Trust, Inc.

Select Performance Information

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Twelve Months Ended		Three Months Ended				
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Operating Information							
Percent Leased (as of period end) (page 21)	93.2%	93.3%	93.2%	93.3%	92.1%	92.3%	93.3%
New Leases - Square Feet (page 20) (1)	497,209	359,239	126,156	120,446	60,508	190,099	134,072
Renewal Leases - Square Feet (page 20) (1)	760,264	740,583	596,949	18,560	104,705	40,050	189,393
Cash NOI (page 11)	327,319	337,097	78,038	77,212	87,068	85,001	80,940
Adjusted EBITDA (page 28)	328,825	324,303	78,162	78,581	87,313	84,769	79,444
Net Income (page 9)	44,619	92,635	10,169	20,143	8,709	5,598	56,226
Net Income per Share - Basic & Diluted	0.36	0.74	0.08	0.16	0.07	0.04	0.45
Normalized FFO (page 10)	248,909	255,160	59,221	58,132	66,260	65,296	61,360
Normalized FFO per Share - Basic	2.00	2.04	0.48	0.47	0.53	0.52	0.49
Normalized FFO per Share - Diluted	1.99	2.04	0.48	0.47	0.53	0.52	0.49
AFFO (page 10)	169,508	181,815	33,752	43,682	45,836	46,238	35,108
AFFO per Share - Basic & Diluted	1.36	1.46	0.27	0.35	0.37	0.37	0.28
Rental Income (page 9)	439,128	414,541	106,392	107,011	112,916	112,809	105,215
Total Revenues (page 9)	570,125	540,797	136,739	137,719	148,124	147,543	137,891
Straight Line Rent (page 10)	17,658	8,362	4,942	4,957	3,822	3,937	2,288
Total Operating Expenses (page 9)	465,214	451,928	111,308	113,535	118,364	122,007	119,512
Recurring Capital (page 23)	57,797	61,975	20,505	9,140	15,005	13,147	20,937
Non-Recurring Capital (page 23)	62,336	28,680	21,385	16,907	13,289	10,755	5,141
Dividends	149,924	149,962	37,354	37,524	37,523	37,523	37,491
Dividends per Share	1.20	1.20	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)							
Gross Real Estate Assets (2)	5,343,332	5,216,396	5,343,332	5,737,688	5,778,566	5,792,468	5,216,396
Total Assets	4,851,688	4,734,240	4,851,688	5,213,373	5,119,556	5,150,338	4,734,240
Net Debt (3)	1,857,209	1,525,638	1,857,209	2,204,162	2,097,106	2,095,263	1,525,638
Gross Debt (4)	1,900,813	1,680,884	1,900,813	2,259,387	2,138,696	2,135,015	1,680,884
Ratios							
NOI Margin (5)	62.2%	64.8%	62.2%	61.4%	62.9%	62.1%	62.2%
Fixed Charge Coverage Ratio (6)	3.93	4.56	3.90	3.65	4.03	4.16	4.28
Net Debt (Average) to Adjusted EBITDA (7)	6.16	4.72	6.30	6.51	5.99	5.87	4.82
Gross Debt / Gross Real Estate Assets (as of period end)	35.6%	32.2%	35.6%	39.4%	37.0%	36.9%	32.2%
Normalized FFO Payout Ratio (8)	60.2%	58.8%	63.1%	64.5%	56.6%	57.5%	61.1%
AFFO Payout Ratio (9)	88.4%	82.5%	110.7%	85.9%	81.9%	81.2%	106.8%

(1) Leasing activity is shown at 100% for CXP's pro rata share (51%) in the Market Square Joint Venture.

(2) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(3) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(4) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(5) NOI margin is calculated as GAAP NOI divided by total GAAP revenues for continuing and discontinued operations.

(6) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(7) Net debt is calculated as the quarterly average of principal debt outstanding less cash and cash equivalents and discount on bonds payable. Prior to first quarter 2015, net debt is calculated as of the last day of the quarter. Adjusted EBITDA is annualized for purposes of the calculation.

(8) Calculated as dividends divided by Normalized FFO for the quarter.

(9) Calculated as dividends divided by AFFO for the quarter.

NOTE: This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27, 28 & 29. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 30.

Supplemental Information - Q4 2015 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet at CXP's share (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Assets:					
Real estate assets, at cost:					
Land	$ 974,307	$ 1,056,275	$ 849,042	$ 912,035	$ 785,101
Buildings and improvements	3,701,345	3,970,646	3,687,609	4,083,182	3,686,529
Buildings and improvements, accumulated depreciation	(614,716)	(648,405)	(616,274)	(693,780)	(660,098)
Intangible lease asset	511,868	546,503	530,299	608,689	560,890
Intangible lease asset, accumulated amortization	(250,355)	(266,454)	(264,564)	(316,720)	(313,822)
Construction in progress	36,836	45,623	39,777	27,201	17,962
Real estate assets held for sale	-	-	512,304	-	-
Real estate assets held for sale, accumulated depreciation	-	-	(139,820)	-	-
Total real estate assets	**$ 4,359,285**	**$ 4,704,188**	**$ 4,598,373**	**$ 4,620,607**	**$ 4,076,562**
Cash and cash equivalents	34,168	44,823	33,742	31,236	149,790
Tenant receivables, net of allowance for doubtful accounts	11,984	10,818	8,551	10,859	6,945
Straight line rent receivable	113,066	112,750	107,727	121,098	116,489
Prepaid expenses and other assets	36,023	34,049	32,044	33,111	55,931
Intangible lease origination costs	260,299	269,130	263,845	326,355	325,154
Intangible lease origination costs, accumulated amortization	(181,569)	(181,420)	(179,438)	(220,596)	(219,626)
Deferred lease costs	139,385	138,880	135,000	147,006	139,584
Deferred lease costs, accumulated amortization	(40,953)	(39,845)	(37,166)	(39,338)	(36,589)
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	-	78,948	-	-
Other assets held for sale, accumulated amortization	-	-	(42,070)	-	-
Total assets	**$ 4,851,688**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**	**$ 4,734,240**
Liabilities:					
Line of credit and notes payable	$ 1,300,813	$ 1,659,387	$ 1,517,696	$ 1,535,015	$ 1,430,884
Bonds payable	600,000	600,000	600,000	600,000	250,000
Discount and fees on notes and bonds payable	(9,436)	(10,402)	(7,848)	(8,516)	(5,456)
Accounts payable, accrued expenses, and accrued capital expenditures	104,924	110,103	93,144	97,973	106,276
Distributions payable	37,354	-	-	-	-
Deferred income	25,488	25,232	22,304	25,688	24,753
Intangible lease liabilities	141,323	150,489	150,994	164,994	159,240
Intangible lease liabilities, accumulated amortization	(81,607)	(83,736)	(79,607)	(86,922)	(84,935)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	-	31,901	-	-
Liabilities held for sale, accumulated amortization	-	-	(3,662)	-	-
Total liabilities	**$ 2,238,859**	**$ 2,571,073**	**$ 2,444,922**	**$ 2,448,232**	**$ 2,000,762**
Equity:					
Common stock	$ 1,243	$ 1,245	$ 1,250	$ 1,250	$ 1,249
Additional paid in capital	4,588,303	4,591,204	4,603,107	4,602,201	4,601,808
Cumulative distributions in excess of earnings	(1,974,281)	(1,945,731)	(1,928,350)	(1,899,536)	(1,867,611)
Other comprehensive loss	(2,436)	(4,418)	(1,373)	(1,809)	(1,968)
Total equity	**$ 2,612,829**	**$ 2,642,300**	**$ 2,674,634**	**$ 2,702,106**	**$ 2,733,478**
Total liabilities and equity	**$ 4,851,688**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**	**$ 4,734,240**

(1) CXP's pro rata share of the assets and liabilities of the Market Square Joint Venture (51%) are reflected in the corresponding line items above.

Supplemental Information - Q4 2015 8

Unaudited (in thousands, except per-share amounts) 12/31/2015 12/31/2014 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 Revenues: Rental income 439,128$ 414,541$ 106,392$ 107,011$ 112,916$ 112,809$ 105,215$ Tenant reimbursements 100,635 95,375 23,240 22,627 26,519 28,249 24,847 Hotel income 24,309 22,885 5,411 6,941 6,964 4,993 5,587 Other property income (2) 1,816 1,705 701 332 430 353 413 Lease termination income (3) 4,237 6,291 995 808 1,295 1,139 1,829 Total revenues 570,125$ 540,797$ 136,739$ 137,719$ 148,124$ 147,543$ 137,891$ Operating expenses: Property operating costs 189,950 163,722 45,575 46,538 48,083 49,754 44,766 Hotel operating costs 19,615 18,792 4,546 5,331 5,147 4,591 4,923 Asset and property management fees 2,012 2,258 640 472 503 397 612 Depreciation 132,625 117,766 32,364 32,441 33,813 34,007 30,313 Amortization 87,599 78,843 20,366 20,276 23,738 23,219 20,625 Impairment loss on real estate assets - 25,130 - - - - 10,148 General and administrative 29,738 31,275 7,817 6,797 7,080 8,044 8,081 Acquisition fees and expenses 3,675 14,142 - 1,680 - 1,995 44 Total operating expenses 465,214$ 451,928$ 111,308$ 113,535$ 118,364$ 122,007$ 119,512$ Operating income 104,911$ 88,869$ 25,431$ 24,184$ 29,760$ 25,536$ 18,379$ Other income (expense): Interest expense (79,569) (68,511) (18,708) (20,212) (20,965) (19,684) (17,868) Capital lease obligation interest expense (7,200) (7,200) (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 7,200 7,200 1,800 1,800 1,800 1,800 1,800 Interest and other income 54 75 6 8 7 33 60 Interest rate swap valuation adjustment 2,634 4,946 - - 1,319 1,315 1,322 Interest expense associated with interest rate swaps (2,642) (5,317) - - (1,321) (1,321) (1,330) Loss on interest rate swaps (1,102) - - (1,102) - - - Loss on early extinguishment of debt (3,149) (23) - (2,672) - (477) (23) Total other income (expense) (83,774)$ (68,830)$ (18,702)$ (23,978)$ (20,960)$ (20,134)$ (17,839)$ 21,137$ 20,039$ 6,729$ 206$ 8,800$ 5,402$ 540$ Income tax (expense) benefit (378) (662) (238) (245) (91) 196 (246) 20,759$ 19,377$ 6,491$ (39)$ 8,709$ 5,598$ 294$ Gain on sale of real estate assets 23,860 75,275 3,678 20,182 - - 56,668 Income from continuing operations 44,619$ 94,652$ 10,169$ 20,143$ 8,709$ 5,598$ 56,962$ Discontinued operations: Operating loss - (390) - - - - (87) Loss on disposition of discontinued operations - (1,627) - - - - (649) Loss from discontinued operations -$ (2,017)$ -$ -$ -$ -$ (736)$ 44,619$ 92,635$ 10,169$ 20,143$ 8,709$ 5,598$ 56,226$ 124,757 124,860 124,343 124,359 124,925 124,903 124,868 0.36$ 0.74$ 0.08$ 0.16$ 0.07$ 0.04$ 0.45$ 124,847 124,918 124,466 124,460 125,017 124,935 124,944 0.36$ 0.74$ 0.08$ 0.16$ 0.07$ 0.04$ 0.45$ (2) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q4 2015 9(3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (1) CXP's pro rata share of revenues and expenses of the Market Square Joint Venture (51%) are reflected in the corresponding line items above. Net income Weighted-average common shares outstanding - basic Net income per share - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Columbia Property Trust, Inc. Consolidated Statements of Operations at CXP's share (1) (3) Includes adjustments for straight-line rent related to lease terminations. Income before income tax (expense) benefit and gains on sale of real estate assets Income (loss) from continuing operations before gains on sale of real estate assets Twelve Months Ended Three Months Ended

Columbia Property Trust, Inc.

Normalized Funds From Operations - NFFO

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Net Operating Income - Cash Basis	$ 78,038	$ 77,212	$ 87,068	$ 85,001	$ 80,940
Lease termination income (1)	995	808	1,295	1,139	1,254
General and administrative (G&A)	(7,817)	(6,797)	(7,080)	(8,044)	(8,081)
Stock based compensation expense in G&A (2)	623	896	1,015	1,014	464
Straight-line rent receivable write-off in G&A (3)	158	6	4	6	203
Interest expense - cash (net)	(17,502)	(19,058)	(21,370)	(19,927)	(18,410)
Income tax (expense) benefit	(238)	(245)	(91)	196	(246)
Operating loss from discontinued operations - cash basis	-	-	-	-	(79)
Recurring capital expenditures (4) (5)	(20,505)	(9,140)	(15,005)	(13,147)	(20,937)
AFFO	$ 33,752	$ 43,682	$ 45,836	$ 46,238	$ 35,108
AFFO per share (basic)	$ 0.27	$ 0.35	$ 0.37	$ 0.37	$ 0.28
AFFO per share (diluted)	$ 0.27	$ 0.35	$ 0.37	$ 0.37	$ 0.28
Additional amortization of lease assets (liabilities) (6)	1,846	2,401	2,210	2,742	2,555
Straight-line rental income (1)	4,942	4,957	3,822	3,937	2,660
Gain on interest rate swaps	-	-	1,319	1,315	1,322
Stock based compensation expense in G&A (2)	(623)	(896)	(1,015)	(1,014)	(464)
Non-cash interest expense (7)	(1,201)	(1,152)	(917)	(1,069)	(758)
Total other non-cash adjustments	4,964	5,310	5,419	5,911	5,315
Recurring capital expenditures (4) (5)	20,505	9,140	15,005	13,147	20,937
Normalized FFO	$ 59,221	$ 58,132	$ 66,260	$ 65,296	$ 61,360
Normalized FFO per share (basic)	$ 0.48	$ 0.47	$ 0.53	$ 0.52	$ 0.49
Normalized FFO per share (diluted)	$ 0.48	$ 0.47	$ 0.53	$ 0.52	$ 0.49
Weighted-average common shares outstanding - basic	124,343	124,359	124,925	124,903	124,868
Weighted-average common shares outstanding - diluted	124,466	124,460	125,017	124,935	124,944

(1) Effective January 1, 2015, lease termination income is presented on an accrual basis. Prior to that date, lease termination income is presented on a cash basis and the related accrual adjustments are included in straight-line rental income.

(2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(3) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(4) See page 30 of this supplemental report for a description of Recurring Capital Expenditures.

(5) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

(6) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(7) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

Supplemental Information - Q4 2015 10

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
GAAP Basis							
Revenues:							
Rental Income	$ 309,755	$ 312,763	$ 76,419	$ 77,358	$ 77,860	$ 78,118	$ 78,850
Tenant Reimbursements	76,319	75,744	17,824	18,808	19,527	20,160	19,899
Hotel Income	24,309	22,885	5,411	6,941	6,964	4,993	5,587
Other Property Income	1,686	1,431	697	324	332	333	369
Total Revenues	**$ 412,069**	**$ 412,823**	**$ 100,351**	**$ 103,431**	**$ 104,683**	**$ 103,604**	**$ 104,705**
Operating Expenses:							
Property Operating Costs	(133,939)	(129,891)	(32,679)	(33,431)	(33,646)	(34,183)	(34,419)
Hotel Operating Costs	(19,615)	(18,792)	(4,546)	(5,331)	(5,147)	(4,591)	(4,923)
Total Operating Expenses	**$ (153,554)**	**$ (148,683)**	**$ (37,225)**	**$ (38,762)**	**$ (38,793)**	**$ (38,774)**	**$ (39,342)**
Net Operating Income GAAP - Same Store (1)	**$ 258,515**	**$ 264,140**	**$ 63,126**	**$ 64,669**	**$ 65,890**	**$ 64,830**	**$ 65,363**
Net Operating Income from:							
Acquisitions (2)	62,461	12,239	20,256	16,238	12,702	13,265	7,234
Dispositions (3)	33,358	74,035	1,602	3,663	14,508	13,585	13,136
Net Operating Income GAAP - Total	**$ 354,334**	**$ 350,414**	**$ 84,984**	**$ 84,570**	**$ 93,100**	**$ 91,680**	**$ 85,733**
Cash Basis							
Revenues:							
Rental Income	$ 299,761	$ 301,623	$ 75,243	$ 74,967	$ 74,743	$ 74,808	$ 76,315
Tenant Reimbursements	76,319	75,744	17,824	18,808	19,527	20,160	19,899
Hotel Income	24,309	22,885	5,411	6,941	6,964	4,993	5,587
Other Property Income	1,686	1,431	697	324	332	333	368
Total Revenues	**$ 402,075**	**$ 401,683**	**$ 99,175**	**$ 101,040**	**$ 101,566**	**$ 100,294**	**$ 102,169**
Operating Expenses:							
Property Operating Costs	(131,878)	(126,951)	(32,162)	(32,914)	(33,130)	(33,672)	(33,670)
Hotel Operating Costs	(19,615)	(18,792)	(4,546)	(5,331)	(5,147)	(4,591)	(4,923)
Total Operating Expenses	**$ (151,493)**	**$ (145,743)**	**$ (36,708)**	**$ (38,245)**	**$ (38,277)**	**$ (38,263)**	**$ (38,593)**
Net Operating Income Cash - Same Store (1)	**$ 250,582**	**$ 255,940**	**$ 62,467**	**$ 62,795**	**$ 63,289**	**$ 62,031**	**$ 63,576**
Net Operating Income from:							
Acquisitions (2)	43,568	6,759	14,251	11,508	9,071	8,738	4,009
Dispositions (3)	33,169	74,398	1,320	2,909	14,708	14,232	13,355
Net Operating Income Cash - Total	**$ 327,319**	**$ 337,097**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**	**$ 80,940**
Reconciliation of GAAP to Cash Net Operating Income							
Net Operating Income GAAP - Total	**$ 354,334**	**$ 350,414**	**$ 84,984**	**$ 84,570**	**$ 93,100**	**$ 91,680**	**$ 85,733**
Less amounts included in GAAP basis rental income:							
Straight-line rental inc. (excluding lease terminations)	(17,816)	(8,362)	(5,100)	(4,957)	(3,822)	(3,937)	(2,288)
Net effect of above/(below) lease market amortization	(9,199)	(4,955)	(1,846)	(2,401)	(2,210)	(2,742)	(2,505)
Net Operating Income Cash - Total	**$ 327,319**	**$ 337,097**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**	**$ 80,940**

(1) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

(2) Reflects activity for the following properties acquired since January 1, 2014, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, 116 Huntington Avenue, 650 California Street, and 221 Main Street.

(3) Reflects activity for the following properties sold since January 1, 2014, for all periods presented: 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, Robbins Road, Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.

Supplemental Information - Q4 2015 11

Columbia Property Trust, Inc.
Debt Overview

Unaudited ($ in thousands) (at 12/31/2015)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Notes					
SanTan Corporate Center	October-16	5.83%	Fixed	$ 39,000	2.1%
221 Main Street	May-17	3.95%	Fixed	73,000	3.8%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	2.6%
One Glenlake Parkway	December-18	5.80%	Fixed	29,278	1.5%
650 California Street	July-19	3.60%	Fixed	128,785	6.8%
Market Square	July-23	5.07%	Fixed	165,750 (1)	8.7%
Weighted Average / Secured - Mortgage Notes	**4.1 Years**	**4.66%**		**$ 484,813**	**25.5%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$300 Million Bridge Loan (2)	February-16	LIBOR + 110 bps	Floating	$ 119,000	6.2%
$500 Million Revolving Credit Facility (3)	July-19	LIBOR + 100 bps	Floating	247,000	13.0%
$300 Million Term Loan (4)	July-20	LIBOR + 110 bps	Floating	300,000	15.8%
$150 Million Term Loan (5)	July-22	3.52%	Fixed	150,000	7.9%
Weighted Average / Bank Facilities	**4.0 Years**	**1.69%**		**$ 816,000**	**42.9%**
Senior Notes					
$250 Million Notes @ 5.875%	April-18	5.88%	Fixed	$ 250,000	13.2%
$350 Million Notes @ 4.150%	April-25	4.15%	Fixed	350,000	18.4%
Weighted Average / Senior Notes	**6.3 Years**	**4.87%**		**$ 600,000**	**31.6%**
Weighted Average / Unsecured	**5.0 Years**	**3.04%**		**$ 1,416,000**	**74.5%**

Weighted Average / Total Debt	**4.8 Years**	**3.45%**		**$ 1,900,813**	**100.0%**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	5.5 Years	4.63%		$ 1,234,813	65.0%
Floating Rate Debt	3.4 Years	1.28%		666,000	35.0%
Total	**4.8 Years**	**3.45%**		**$ 1,900,813**	**100.0%**

(1) Mortgage balance reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

(2) The $300 Million Bridge Loan bears interest, at the option of Columbia Property Trust, at either (a) an alternate base rate plus an applicable margin ranging from 0.00% to 0.75% based on credit rating, or (b) LIBOR plus an applicable margin based on five stated pricing levels ranging from 0.90% to 1.75% based on credit rating. This loan carries one six-month extension option.

(3) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(4) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(5) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q4 2015 12

Unaudited (at 12/31/2015) Bond Covenant Compliance Metric Actual (12/31/15) Debt to Total Asset Value Ratio Max 60% 34% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.60x Secured Debt to Total Asset Value Ratio Max 40% 9% Maintenance of Total Unencumbered Assets Min 150% 317% Term Loan / Bridge Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/15) Debt to Total Asset Value Ratio Max 60% 37% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.47x Secured Debt to Total Asset Value Ratio Max 40% 9% Unencumbered Asset Coverage Ratio Min 1.66x 2.97x Unencumbered Interest Coverage Ratio Min 1.75x 5.11x Supplemental Information - Q4 2015 13 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 12/31/2015) Secured Debt Unsecured Debt Unsecured Debt Total Debt % of Weighted Average % of Gross Mortgage Notes Bank Facilities Senior Notes Balance Total Debt Rate - Qtr (1) Real Estate Assets 39,000$ 119,000$ -$ 158,000$ 8.3% 2.40% 3.0% 122,000 - - 122,000 6.4% 4.59% 2.3% 29,278 - 250,000 279,278 14.7% 5.87% 5.2% 128,785 247,000 - 375,785 19.8% 2.04% 7.0% - 300,000 - 300,000 15.8% 1.32% 5.6% - 150,000 - 150,000 7.9% 3.52% 2.8% 165,750 - - 165,750 8.7% 5.07% 3.1% - - 350,000 350,000 18.4% 4.15% 6.6% 484,813$ 816,000$ 600,000$ 1,900,813$ 100.0% 3.45% 35.6% 25.5% 42.9% 31.6% Supplemental Information - Q4 2015 14 Columbia Property Trust, Inc. Debt Maturities Maturity Year 2020 2022 Total (1) Includes effective rates on variable rate loans swapped to fixed. 2016 2017 2018 2019 2023 2025 % of Total Debt $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity Schedule Mortgage Debt Bridge Loan Bonds Line of Credit Term Loan 5.87% 2.40% 4.59% 5.07% 2.04% 4.15% 1.32% 3.52%

Columbia Property Trust, Inc.

Property Overview

Unaudited (SF & $ in thousands) (at 12/31/2015)

Property	Market	Ownership %	Secured Debt?	Annualized Lease Revenue (ALR)	% of ALR	ALR / Leased S.F.	Rentable S.F.	Leased S.F.	% Leased
University Circle	San Francisco, CA	100%		$ 35,046	7.2%	$ 78.93	451	444	98.4%
333 Market Street	San Francisco, CA	100%		25,018 (1)	5.2%	38.08	657	657	100.0%
650 California Street	San Francisco, CA	100%	Yes	23,448	4.8%	53.53	477	438	91.8%
221 Main Street	San Francisco, CA	100%	Yes	21,500	4.4%	59.39	378	362	95.8%
Subtotal - San Francisco				105,012	21.6%	55.24	1,963	1,901	96.8%
229 West 43rd Street	New York, NY	100%		32,385	6.6%	68.90	481	470	97.7%
222 East 41st Street	New York, NY	100%		28,658	5.9%	80.95	372	354	95.2%
315 Park Avenue South	New York, NY	100%		21,779	4.5%	75.10	328	290	88.4%
Subtotal - New York				82,822	17.0%	74.35	1,181	1,114	94.3%
5 Houston Center	Houston, TX	100%		26,507	5.5%	50.11	581	529	91.0%
Energy Center I	Houston, TX	100%		12,852	2.6%	38.71	332	332	100.0%
515 Post Oak	Houston, TX	100%		5,804	1.2%	28.88	274	201	73.4%
Subtotal - Houston				45,163	9.3%	42.53	1,187	1,062	89.5%
Market Square	Washington, D.C.	51%	Yes	23,660 (2)	4.9%	81.03	353 (2)	292 (2)	82.7%
80 M Street	Washington, D.C.	100%		13,360	2.7%	52.19	285	256	89.8%
Subtotal - Washington, D.C.				37,020	7.6%	67.55	638	548	85.9%
Lindbergh Center	Atlanta, GA	100%		22,004 (1)	4.5%	23.04	955	955	100.0%
Three Glenlake Parkway	Atlanta, GA	100%		7,477 (1)	1.5%	21.06	355	355	100.0%
One Glenlake Parkway	Atlanta, GA	100%	Yes	6,805	1.4%	27.00	351	252	71.8%
Subtotal - Atlanta				36,286	7.4%	23.23	1,661	1,562	94.0%
International Financial Tower	Northern New Jersey	100%		24,030	4.9%	38.95	630	617	97.9%
Cranberry Woods Drive	Pittsburgh, PA	100%		15,565 (1)	3.2%	18.89	824	824	100.0%
South Jamaica Street	Denver, CO	100%		11,170 (3)	2.3%	23.37	478	478	100.0%
116 Huntington Avenue	Boston, MA	100%		9,899	2.0%	46.91	271	211	77.9%
Sterling Commerce	Dallas, TX	100%		7,880	1.6%	25.42	310	310	100.0%
Pasadena Corporate Park	Los Angeles, CA	100%		7,599	1.6%	30.52	264	249	94.3%
SanTan Corporate Center	Phoenix, AZ	100%	Yes	6,550	1.3%	25.10	267	261	97.8%
Key Center Tower	Cleveland, OH	100%		35,368	7.3%	32.12	1,325	1,101	83.1%
Key Center Marriott (Hotel)	Cleveland, OH	100%		-	0.0%	-	-	-	0.0%
100 East Pratt	Baltimore, MD	100%		25,835	5.3%	40.18	653	643	98.5%
80 Park Plaza	Northern New Jersey	100%		21,849	4.5%	26.52	961	824	85.7%
800 North Frederick	Suburban Maryland	100%		8,373 (4)	1.7%	21.31	393	393	100.0%
263 Shuman Boulevard	Chicago, IL	100%	Yes	6,615 (3)	1.4%	18.69	354	354	100.0%
Subtotal - Potential Dispositions				98,040	20.2%	29.57	3,686	3,315	89.9%
Total - All Properties				**$ 487,036**	**100.0%**	**$ 39.11**	**13,360**	**12,452**	**93.2%**
Total - All Properties (at 100%)							**13,700** (5)	**12,733** (5)	

(1) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(2) ALR and square feet are presented at CXP's pro rata share (51%) in the Market Square Joint Venture.
(3) Except for real estate tax and insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(4) Except for real estate tax expense, reimbursements are excluded as operating expenses are paid directly by the tenant.
(5) Reflects 100% of Market Square: 693K rentable square feet and 573K leased square feet.

Supplemental Information - Q4 2015 15

Columbia Property Trust, Inc.

Market Summary

Unaudited (SF & $ in thousands) (at 12/31/2015)

Geography	State	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Rentable Square Footage	Leased Square Footage	% Leased
San Francisco	CA	4	$ 105,012	21.6%	1,963	1,901	96.8%
New York	NY	3	82,822	17.0%	1,181	1,114	94.3%
Houston	TX	3	45,163	9.3%	1,187	1,062	89.5%
Washington, D.C.	DC	2	37,020	7.6%	638	548	85.9%
Atlanta	GA	3	36,286	7.4%	1,661	1,562	94.0%
Northern New Jersey	NJ	1	24,030	4.9%	630	617	97.9%
Pittsburgh	PA	1	15,565	3.2%	824	824	100.0%
Denver	CO	1	11,170	2.3%	478	478	100.0%
Boston	MA	1	9,899	2.0%	271	211	77.9%
Dallas	TX	1	7,880	1.6%	310	310	100.0%
Los Angeles	CA	1	7,599	1.6%	264	249	94.3%
Phoenix	AZ	1	6,550	1.3%	267	261	97.8%
Potential Dispositions	-	6	98,040	20.2%	3,686	3,315	89.9%
Total		**28**	**$ 487,036**	**100.0%**	**13,360**	**12,452**	**93.2%**

Market Distribution by Annualized Lease Revenue


San Francisco
21.6%
New York
17.0%
Houston
9.3%
Washington, D.C.
7.6%
Atlanta
7.4%
Northern New Jersey
4.9%
Pittsburgh
3.2%
Denver
2.3%
Boston
2.0%
Dallas
1.6%
Other
23.1%

Supplemental Information - Q4 2015 16

Columbia Property Trust, Inc.
Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2015)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (2)
Wells Fargo Bank N.A.	AA-	3	$ 28,538	5.9%	697	5.6%	9.7
Jones Day	Not Rated	1	28,124	5.8%	353	2.8%	0.8
AT&T Corporation/AT&T Services	BBB+	1	22,003	4.5%	955	7.7%	5.0
PSEG Services Corporation	BBB+	1	21,849	4.5%	824	6.6%	14.8
Credit Suisse	A	2	19,675	4.0%	265	2.1%	1.8
Pershing LLC	A+	1	18,278	3.8%	471	3.8%	5.4
Westinghouse Electric Company	BBB	1	15,565	3.2%	824	6.6%	9.4
T Rowe Price Associates Inc.	Not Rated	1	15,411	3.2%	425	3.4%	12.0
Yahoo!	B+	1	13,616	2.8%	193	1.6%	9.5
Keybank National Association	A-	1	13,248	2.7%	478	3.8%	14.5
Foster Wheeler	BBB-	1	12,850	2.6%	332	2.7%	2.7
CH2M Hill, Inc.	Not Rated	1	11,170	2.3%	478	3.8%	13.0
IBM	AA-	3	11,121	2.3%	482	3.9%	0.5
Newell Rubbermaid, Inc.	BBB-	2	8,980	1.8%	411	3.3%	4.8
DLA Piper US, LLP	Not Rated	1	8,087	1.7%	119	1.0%	2.5
DocuSign, Inc.	Not Rated	1	7,933	1.6%	117	0.9%	8.6
OfficeMax	B-	1	6,615	1.4%	354	2.8%	1.4
Caremark PCS	BBB+	1	5,246	1.1%	207	1.7%	7.0
Ernst & Young U.S. LLP	Not Rated	1	5,070	1.0%	118	1.0%	6.8
Squire Sanders LLP	Not Rated	1	4,991	1.0%	151	1.2%	6.3
Subtotal - Top 20			**$ 278,370**	**57.2%**	**8,254**	**66.3%**	**7.0**
All other			208,666	42.8%	4,198	33.7%	5.0
Total			**$ 487,036**	**100.0%**	**12,452**	**100.0%**	**6.1**

Tenant Industry Profile (2)


Services - Legal Services
16.2%
Services - Business Services
14.3%
Fire - Depository Institutions
12.5%
Fire - Security And Commodity Brokers
10.1%
Trans & Util - Electric, Gas, And Sanitary Services
8.2%
Trans & Util - Communication
6.3%
Services - Engineering & Management Services
5.9%
Manf. - Industrial Machinery and Equipment
2.8%
Retail - Miscellaneous Retail
2.7%
Fire - Nondepository Institutions
2.7%
Other
18.3%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2015 17

Unaudited (SF & $ in thousands) (at 12/31/2015) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 908 6.8% 64,150 13.2% 1,321 9.9% 48,386 9.9% 1,188 8.9% 37,191 7.6% 786 5.9% 16,671 3.4% 300 2.2% 32,934 6.8% 844 6.3% 58,135 11.9% 1,763 13.2% 32,671 6.7% 786 5.9% 26,291 5.4% 673 5.0% 11,868 2.4% 225 1.7% 35,725 7.3% 1,160 8.7% 35,926 7.4% 871 6.5% 587 0.1% 10 0.1% 16,308 3.4% 442 3.3% 3,252 0.7% 125 0.9% 66,941 13.8% 1,958 14.7% 487,036$ 100.0% 13,360 100.0% Supplemental Information - Q4 2015 18 2024 2030+ Total 2025 2026 2027 2028 2029 Columbia Property Trust, Inc. NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Vacant 2016 2017 2018 Year 2019 2020 2021 2022 2023 Lease Expiration Schedule 13.2% 9.9% 7.6% 3.4% 6.8% 11.9% 6.7% 5.4% 2.4% 7.3% 7.4% 0.1% 3.4% 0.7% 13.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (in thousands, except square footage & percentages)

	Three Months Ended									
	3/31/16		6/30/16		9/30/16		12/31/16		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
San Francisco	43,133	2,519	121,290	4,869	26,537	1,778	9,233	753	200,193	9,919
New York	-	-	-	-	69,945	4,429	353,541	28,148	423,486	32,577
Houston	-	-	-	-	8,150	363	-	-	8,150	363
Washington, D.C.	-	-	54,772	4,347	84,465	4,640	1,748	157	140,985	9,144
Atlanta	-	-	-	-	-	-	-	-	-	-
Northern New Jersey	-	-	-	-	-	-	-	-	-	-
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Denver	-	-	107,638	2,516	-	-	-	-	107,638	2,516
Boston	-	-	-	-	-	-	-	-	-	-
Dallas	-	-	-	-	-	-	-	-	-	-
Los Angeles	-	-	-	-	-	-	-	-	-	-
Phoenix	-	-	-	-	-	-	-	-	-	-
Potential Dispositions	41,431	1,067	397,977	8,524	1,190	40	-	-	440,598	9,631
Total	**84,564**	**$ 3,586**	**681,677**	**$ 20,256**	**190,287**	**$ 11,250**	**364,522**	**$ 29,058**	**1,321,050**	**$ 64,150**
% of Total Portfolio	**0.7%**	**0.7%**	**5.1%**	**4.2%**	**1.4%**	**2.3%**	**2.7%**	**6.0%**	**9.9%**	**13.2%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q4 2015 19

Columbia Property Trust, Inc.

Leasing Summary

Unaudited, Weighted average unless otherwise noted

	Three Months Ended				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Renewal Leases					
Number of Leases	10	4	13	1	6
Square Feet of Leasing (at 100%)	596,949	18,560	104,705	40,050	189,393
Square Feet of Leasing (at CXP's share)	593,968	18,560	104,705	40,050	189,393
Lease Term (months)	188	51	99	52	157
Cash Rent Releasing Spread	-11.9%	-5.1%	22.8%	46.6%	-0.8%
GAAP Rent Releasing Spread	7.2%	8.5%	36.7%	69.4%	6.5%
Tenant Improvements per Square Foot	28.56	11.19	35.01	7.50	91.41
Leasing Commissions per Square Foot	12.11	7.43	16.18	12.00	44.50
Total per Square Foot	**$ 40.67**	**$ 18.62**	**$ 51.19**	**$ 19.50**	**$ 135.91**
Tenant Improvements per Square Foot per Year of Lease Term	1.83	2.61	4.23	1.72	7.01
Leasing Commissions per Square Foot per Year of Lease Term	0.78	1.73	1.96	2.76	3.41
Total per Square Foot per Year	**$ 2.61**	**$ 4.34**	**$ 6.19**	**$ 4.48**	**$ 10.42**
New Leases (Space Vacant > 1 Year)					
Number of Leases	7	11	10	4	6
Square Feet of Leasing (at 100%)	56,164	95,855	22,682	53,924	38,361
Square Feet of Leasing (at CXP's share)	56,164	95,855	22,682	53,924	38,361
Lease Term (months)	104	86	81	100	89
Tenant Improvements per Square Foot	52.09	26.99	27.22	62.88	57.07
Leasing Commissions per Square Foot	16.42	17.59	7.11	18.31	20.20
Total per Square Foot	**$ 68.51**	**$ 44.58**	**$ 34.33**	**$ 81.19**	**$ 77.27**
Tenant Improvements per Square Foot per Year of Lease Term	6.03	3.77	4.03	7.52	7.70
Leasing Commissions per Square Foot per Year of Lease Term	1.90	2.46	1.05	2.19	2.72
Total per Square Foot per Year	**$ 7.93**	**$ 6.23**	**$ 5.08**	**$ 9.71**	**$ 10.42**
New Leases (Space Vacant < 1 Year) (1)					
Number of Leases	5	1	5	4	7
Square Feet of Leasing (at 100%)	69,992	24,591	37,826	136,175	95,711
Square Feet of Leasing (at CXP's share)	59,355	24,591	37,826	136,175	95,711
Lease Term (months)	236	134	80	129	103
Cash Rent Releasing Spread	8.9%	8.6%	21.8%	64.3%	6.2%
GAAP Rent Releasing Spread	23.9%	7.6%	33.9%	85.3%	14.6%
Tenant Improvements per Square Foot	106.92	60.66	37.39	77.07	43.24
Leasing Commissions per Square Foot	64.82	33.11	26.10	35.73	28.42
Total per Square Foot	**$ 171.74**	**$ 93.77**	**$ 63.49**	**$ 112.80**	**$ 71.66**
Tenant Improvements per Square Foot per Year of Lease Term	5.45	5.45	5.62	7.16	5.02
Leasing Commissions per Square Foot per Year of Lease Term	3.30	2.97	3.92	3.32	3.30
Total per Square Foot per Year	**$ 8.75**	**$ 8.42**	**$ 9.54**	**$ 10.48**	**$ 8.32**
Total Leases					
Number of Leases	22	16	28	9	19
Square Feet of Leasing (at 100%)	723,105	139,006	165,213	230,149	323,465
Square Feet of Leasing (at CXP's share)	709,487	139,006	165,213	230,149	323,465
Lease Term (months)	196	101	92	113	141
Cash Rent Releasing Spread	-6.9%	6.9%	22.5%	61.3%	0.7%
GAAP Rent Releasing Spread	11.2%	7.7%	35.8%	82.7%	8.2%
Tenant Improvements per Square Foot	47.53	38.37	35.07	65.03	79.44
Leasing Commissions per Square Foot	24.47	22.68	18.27	29.35	39.53
Total per Square Foot	**$ 72.00**	**$ 61.05**	**$ 53.34**	**$ 94.38**	**$ 118.97**
Tenant Improvements per Square Foot per Year of Lease Term	2.46	3.91	4.52	6.30	6.50
Leasing Commissions per Square Foot per Year of Lease Term	1.08	2.45	2.28	2.96	3.30
Total per Square Foot per Year	**$ 3.54**	**$ 6.36**	**$ 6.80**	**$ 9.26**	**$ 9.80**

(1) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2015 20

Unaudited (SF & $ in thousands) (at 12/31/2015) Rentable Leased Percent Square Footage Square Footage Leased As of September 30, 2015 13,937 13,009 93.3% Portfolio Activity (1) Dispositions: Market Square (2) (337) (271) 80.5% 1881 Campus Commons (245) (223) 91.4% Subtotal 13,355 12,515 93.7% Leasing Activity New Leases (3) 5 102 Lease Expirations/Early Terminations (165) Net Absorption 5 (63) As of December 31, 2015 13,360 12,452 93.2% 12/31/15 9/30/15 6/30/15 3/31/15 12/31/14 (1) As of disposition date. (2) Reflects the sale of a 49% interest in Market Square. Supplemental Information - Q4 2015 21 (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Columbia Property Trust, Inc. Occupancy Summary 93.2% 93.3% 92.1% 92.3% 93.3% 50% 60% 70% 80% 90% 100% 12/31/15 9/30/15 6/30/15 3/31/15 12/31/14 Percent Leased

Unaudited (SF in thousands) (at 12/31/2015) Rentable Square Footage Leased Square Footage Percent Leased Commenced Occupancy Average Economic Occupancy (1) San Francisco 1,963 1,901 96.8% 95.5% 92.3% New York 1,181 1,114 94.3% 92.6% 83.7% Houston 1,187 1,062 89.5% 87.3% 83.4% Washington, D.C. 638 548 85.9% 83.7% 79.6% Atlanta 1,661 1,562 94.0% 93.9% 89.2% Other Markets 3,044 2,950 96.9% 96.9% 96.5% Potential Dispositions (2) 3,686 3,315 89.9% 86.4% 85.7% Total 13,360 12,452 93.2% 91.6% 88.8% (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. Supplemental Information - Q4 2015 22 Columbia Property Trust, Inc. Occupancy by Market (1) Property acquired subsequent to quarter end. Unless explicitly stated, operational and portfolio information contained in this supplement does not reflect this (2) Includes the following assets: Key Center Tower, Key Center Marriott, 100 East Pratt, 80 Park Plaza, 800 North Frederick, and 263 Shuman Boulevard (see page 15).

Columbia Property Trust, Inc.

Capital Expenditure Summary

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Recurring					
Building Capital	$ 1,697	$ 2,194	$ 2,971	$ 2,156	$ 4,999
Tenant Improvements	10,732	6,700	11,219	7,366	4,350
Leasing Commissions	5,570	750	685	2,824	7,166
Other Leasing Costs	2,506	(504)	130	801	4,422
Total - Recurring	**$ 20,505**	**$ 9,140**	**$ 15,005**	**$ 13,147**	**$ 20,937**
Non-Recurring					
Building Capital	$ 10,165	$ 11,594	$ 6,869	$ 3,977	$ 815
Tenant Improvements	4,200	2,132	5,745	2,567	7,068
Leasing Commissions	5,166	2,845	1,167	1,327	1,208
Other Leasing Costs	1,854	336	(492)	2,884	(3,950)
Total - Non-Recurring	**$ 21,385**	**$ 16,907**	**$ 13,289**	**$ 10,755**	**$ 5,141**
Recurring & Non-Recurring					
Building Capital	$ 11,862	$ 13,788	$ 9,840	$ 6,133	$ 5,814
Tenant Improvements	14,932	8,832	16,964	9,933	11,418
Leasing Commissions	10,736	3,595	1,852	4,151	8,374
Other Leasing Costs	4,360	(168)	(362)	3,685	472
Total - Recurring & Non-Recurring	**$ 41,890**	**$ 26,047**	**$ 28,294**	**$ 23,902**	**$ 26,078**

NOTE: See page 30 of this supplemental report for a description of Recurring and Non-Recurring Capital Expenditures.

Supplemental Information - Q4 2015 23

Unaudited ($ in thousands) (at 12/31/2015) Acquisitions Location Acquisition Date Percent Ownership Purchase Price Rentable Square Footage $ / SF % Leased at Acquisition 229 West 43rd Street New York, NY 8/4/2015 100.0% 516,000$ 481,110 1,073$ 97.7% 315 Park Avenue South New York, NY 1/7/2015 100.0% 372,000 326,812 1,138 93.9% 1881 Campus Commons Reston, VA 1/7/2015 100.0% 64,000 244,565 262 78.0% Subtotal (2 Property Portfolio) 436,000 571,377 763 116 Huntington Avenue Boston, MA 1/8/2015 100.0% 152,000 270,943 561 77.8% 650 California Street San Francisco, CA 9/9/2014 100.0% 310,200 476,592 651 88.1% 221 Main Street San Francisco, CA 4/22/2014 100.0% 228,800 374,598 611 82.8% Total - Acquisitions 1,643,000$ 2,174,620 Dispositions Location Disposition Date Percent Ownership Sale Price Rentable Square Footage $ / SF % Leased at Disposition 1881 Campus Commons Washington, D.C. 12/10/2015 100.0% 65,000$ 244,565 266$ 91.4% 180 Park Avenue Northern New Jersey 7/1/2015 100.0% 223,837 71.4% 170 Park Avenue Northern New Jersey 7/1/2015 100.0% 145,000 0.0% 1580 West Nursery Road Baltimore, MD 7/1/2015 100.0% 315,350 100.0% Acxiom Chicago, IL 7/1/2015 100.0% 321,852 100.0% Highland Landmark III Chicago, IL 7/1/2015 100.0% 272,975 68.1% The Corridors III Chicago, IL 7/1/2015 100.0% 221,940 95.0% 215 Diehl Road Chicago, IL 7/1/2015 100.0% 161,865 100.0% 544 Lakeview Chicago, IL 7/1/2015 100.0% 139,218 51.1% Bannockburn Lake III Chicago, IL 7/1/2015 100.0% 106,495 0.0% Robbins Road Boston, MA 7/1/2015 100.0% 458,237 100.0% 550 King Street Boston, MA 7/1/2015 100.0% 490,119 100.0% Subtotal (11 Property Portfolio) 433,250 2,856,888 152 Lenox Park Buildings Atlanta, GA 10/3/2014 100.0% 290,000 1,040,327 279 100.0% 9 Technology Drive Boston, MA 8/22/2014 100.0% 47,000 250,813 187 100.0% 7031 Columbia Gateway Drive Baltimore, MD 7/1/2014 100.0% 59,509 247,624 240 100.0% 200 South Orange Orlando, FL 6/30/2014 100.0% 18,800 128,296 147 100.0% 160 Park Avenue Northern New Jersey 6/4/2014 100.0% 10,200 240,274 42 0.0% Total - Dispositions (excluding Joint Venture) 923,759$ 5,008,787 Location Closing Date % Sold / Retained Contributed Value Rentable Square Footage $ / SF % Leased at Closing Date Market Square Washington, D.C. 10/28/2015 49% / 51% 595,000$ 687,310 866$ 80.5% Supplemental Information - Q4 2015 24 (1) Property acquired subsequent to quarter end. Unless explicitly stated, operational and portfolio information contained in this supplement does not reflect this transaction. Columbia Property Trust, Inc. Transaction Activity Property Name Property Name Property Contributed to Joint Venture

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Assets:					
Real estate assets, at cost:					
Land	$ 896,467	$ 1,056,275	$ 849,042	$ 912,035	$ 785,101
Buildings and improvements	3,511,070	3,970,646	3,687,609	4,083,182	3,686,529
Buildings and improvements, accumulated depreciation	(613,639)	(648,405)	(616,274)	(693,780)	(660,098)
Intangible lease asset	509,221	546,503	530,299	608,689	560,890
Intangible lease asset, accumulated amortization	(250,085)	(266,454)	(264,564)	(316,720)	(313,822)
Construction in progress	31,847	45,623	39,777	27,201	17,962
Real estate assets held for sale	-	-	512,304	-	-
Real estate assets held for sale, accumulated depreciation	-	-	(139,820)	-	-
Total real estate assets	**$ 4,084,881**	**$ 4,704,188**	**$ 4,598,373**	**$ 4,620,607**	**$ 4,076,562**
Cash and cash equivalents	32,645	44,823	33,742	31,236	149,790
Tenant receivables, net of allowance for doubtful accounts	11,670	10,818	8,551	10,859	6,945
Straight line rent receivable	109,062	112,750	107,727	121,098	116,489
Prepaid expenses and other assets	35,848	34,049	32,044	33,111	55,931
Intangible lease origination costs	258,672	269,130	263,845	326,355	325,154
Intangible lease origination costs, accumulated amortization	(181,482)	(181,420)	(179,438)	(220,596)	(219,626)
Deferred lease costs	128,944	138,880	135,000	147,006	139,584
Deferred lease costs, accumulated amortization	(40,817)	(39,845)	(37,166)	(39,338)	(36,589)
Investment in unconsolidated joint venture	118,695	-	-	-	-
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	-	-	78,948	-	-
Other assets held for sale, accumulated amortization	-	-	(42,070)	-	-
Total assets	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**	**$ 4,734,240**
Liabilities:					
Line of credit and notes payable	$ 1,135,063	$ 1,659,387	$ 1,517,696	$ 1,535,015	$ 1,430,884
Bonds payable	600,000	600,000	600,000	600,000	250,000
Discount and fees on notes and bonds payable	(9,233)	(10,402)	(7,848)	(8,516)	(5,456)
Accounts payable, accrued expenses, and accrued capital expenditures	98,759	110,103	93,144	97,973	106,276
Distributions payable	37,354	-	-	-	-
Deferred income	24,814	25,232	22,304	25,688	24,753
Intangible lease liabilities	138,663	150,489	150,994	164,994	159,240
Intangible lease liabilities, accumulated amortization	(81,496)	(83,736)	(79,607)	(86,922)	(84,935)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	-	-	31,901	-	-
Liabilities held for sale, accumulated amortization	-	-	(3,662)	-	-
Total liabilities	**$ 2,063,924**	**$ 2,571,073**	**$ 2,444,922**	**$ 2,448,232**	**$ 2,000,762**
Equity:					
Common stock	$ 1,243	$ 1,245	$ 1,250	$ 1,250	$ 1,249
Additional paid in capital	4,588,303	4,591,204	4,603,107	4,602,201	4,601,808
Cumulative distributions in excess of earnings	(1,972,916)	(1,945,731)	(1,928,350)	(1,899,536)	(1,867,611)
Other comprehensive loss	(2,436)	(4,418)	(1,373)	(1,809)	(1,968)
Total equity	**$ 2,614,194**	**$ 2,642,300**	**$ 2,674,634**	**$ 2,702,106**	**$ 2,733,478**
Total liabilities and equity	**$ 4,678,118**	**$ 5,213,373**	**$ 5,119,556**	**$ 5,150,338**	**$ 4,734,240**

Supplemental Information - Q4 2015 25

Unaudited (in thousands, except per-share amounts) 12/31/2015 12/31/2014 12/31/2015 9/30/2015 6/30/2015 3/31/2015 12/31/2014 Revenues: Rental income 436,048$ 414,541$ 103,312$ 107,011$ 112,916$ 112,809$ 105,215$ Tenant reimbursements 99,655 95,375 22,260 22,627 26,519 28,249 24,847 Hotel income 24,309 22,885 5,411 6,941 6,964 4,993 5,587 Other property income (1) 1,816 1,705 701 332 430 353 413 Lease termination income (2) 4,237 6,291 995 808 1,295 1,139 1,829 Total revenues 566,065$ 540,797$ 132,679$ 137,719$ 148,124$ 147,543$ 137,891$ Operating expenses: Property operating costs 188,078 163,722 43,703 46,538 48,083 49,754 44,766 Hotel operating costs 19,615 18,792 4,546 5,331 5,147 4,591 4,923 Asset and property management fees 1,816 2,258 444 472 503 397 612 Depreciation 131,490 117,766 31,229 32,441 33,813 34,007 30,313 Amortization 87,128 78,843 19,895 20,276 23,738 23,219 20,625 Impairment loss on real estate assets - 25,130 - - - - 10,148 General and administrative 29,683 31,275 7,762 6,797 7,080 8,044 8,081 Acquisition fees and expenses 3,675 14,142 - 1,680 - 1,995 44 Total operating expenses 461,485$ 451,928$ 107,579$ 113,535$ 118,364$ 122,007$ 119,512$ Operating income 104,580$ 88,869$ 25,100$ 24,184$ 29,760$ 25,536$ 18,379$ Other income (expense): Interest expense (78,096) (68,511) (17,235) (20,212) (20,965) (19,684) (17,868) Capital lease obligation interest expense (7,200) (7,200) (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 7,200 7,200 1,800 1,800 1,800 1,800 1,800 Interest and other income 54 75 6 8 7 33 60 Interest rate swap valuation adjustment 2,634 4,946 - - 1,319 1,315 1,322 Interest expense associated with interest rate swaps (2,642) (5,317) - - (1,321) (1,321) (1,330) Loss on interest rate swaps (1,102) - - (1,102) - - - Loss on early extinguishment of debt (3,149) (23) - (2,672) - (477) (23) Total other income (expense) (82,301)$ (68,830)$ (17,229)$ (23,978)$ (20,960)$ (20,134)$ (17,839)$ 22,279$ 20,039$ 7,871$ 206$ 8,800$ 5,402$ 540$ Income tax (expense) benefit (378) (662) (238) (245) (91) 196 (246) 21,901$ 19,377$ 7,633$ (39)$ 8,709$ 5,598$ 294$ Loss from unconsolidated joint venture (1,142) - (1,142) - - - - 20,759$ 19,377$ 6,491$ (39)$ 8,709$ 5,598$ 294$ Gain on sale of real estate assets 23,860 75,275 3,678 20,182 - - 56,668 Income from continuing operations 44,619$ 94,652$ 10,169$ 20,143$ 8,709$ 5,598$ 56,962$ Discontinued operations: Operating loss - (390) - - - - (87) Loss on disposition of discontinued operations - (1,627) - - - - (649) Loss from discontinued operations -$ (2,017)$ -$ -$ -$ -$ (736)$ 44,619$ 92,635$ 10,169$ 20,143$ 8,709$ 5,598$ 56,226$ 124,757 124,860 124,343 124,359 124,925 124,903 124,868 0.36$ 0.74$ 0.08$ 0.16$ 0.07$ 0.04$ 0.45$ 124,847 124,918 124,466 124,460 125,017 124,935 124,944 0.36$ 0.74$ 0.08$ 0.16$ 0.07$ 0.04$ 0.45$ (1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue. Supplemental Information - Q4 2015 26 Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP (3) Includes nonrecurring fees incurred under the consulting and transition services agreements which were terminated at expiration effective (2) Includes adjustments for straight-line rent related to lease terminations. Net income per share - basic Net income Weighted-average common shares outstanding - basic Weighted-average common shares outstanding - diluted Net income per share - diluted Three Months Ended Income before income tax (expense) benefit, loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) from continuing operations before loss from unconsolidated joint venture and gains on sale of real estate assets Income (loss) from continuing operations before gains on sale of real estate assets Twelve Months Ended

Columbia Property Trust, Inc.

Adjusted Funds From Operations - AFFO (Reconciliation to Net Income)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Net Income	**$ 44,619**	**$ 92,635**	**$ 10,169**	**$ 20,143**	**$ 8,709**	**$ 5,598**	**$ 56,226**
Depreciation of real estate assets	131,490	117,766	31,229	32,441	33,813	34,007	30,313
Amortization of lease-related costs	87,128	78,843	19,895	20,276	23,738	23,219	20,625
Depreciation & amortization included in loss from unconsolidated joint venture	1,606	-	1,606	-	-	-	-
Loss on disposition of real estate assets - disc. operations	-	1,627	-	-	-	-	649
Gain on sale of real estate assets - continuing operations	(23,860)	(75,275)	(3,678)	(20,182)	-	-	(56,668)
Impairment loss on real estate assets	-	25,130	-	-	-	-	10,148
FFO	**$ 240,983**	**$ 240,726**	**$ 59,221**	**$ 52,678**	**$ 66,260**	**$ 62,824**	**$ 61,293**
Real estate acquisition-related costs	3,675	14,142	-	1,680	-	1,995	44
Shelf registration costs	-	269	-	-	-	-	-
Settlement of interest rate swap	1,102	-	-	1,102	-	-	-
Loss on early extinguishment of debt	3,149	23	-	2,672	-	477	23
Normalized FFO	**$ 248,909**	**$ 255,160**	**$ 59,221**	**$ 58,132**	**$ 66,260**	**$ 65,296**	**$ 61,360**
Normalized FFO per share (basic)	**$ 2.00**	**$ 2.04**	**$ 0.48**	**$ 0.47**	**$ 0.53**	**$ 0.52**	**$ 0.49**
Normalized FFO per share (diluted)	**$ 1.99**	**$ 2.04**	**$ 0.48**	**$ 0.47**	**$ 0.53**	**$ 0.52**	**$ 0.49**
Additional amortization of lease assets (liabilities) (1)	(9,128)	(4,686)	(1,775)	(2,401)	(2,210)	(2,742)	(2,555)
Straight-line rental income (2)	(17,581)	(6,768)	(4,865)	(4,957)	(3,822)	(3,937)	(2,660)
Gain on interest rate swaps	(2,634)	(4,946)	-	-	(1,319)	(1,315)	(1,322)
Stock based compensation expense in G&A (3)	3,548	1,975	623	896	1,015	1,014	464
Non-cash interest expense (4)	4,335	3,055	1,197	1,152	917	1,069	758
Other non-cash adjustments included in loss from unconsolidated joint venture	(144)	-	(144)	-	-	-	-
Total other non-cash adjustments	(21,604)	(11,370)	(4,964)	(5,310)	(5,419)	(5,911)	(5,315)
Recurring capital expenditures (5) (6)	(57,797)	(61,975)	(20,505)	(9,140)	(15,005)	(13,147)	(20,937)
AFFO	**$ 169,508**	**$ 181,815**	**$ 33,752**	**$ 43,682**	**$ 45,836**	**$ 46,238**	**$ 35,108**
AFFO per share (basic)	**$ 1.36**	**$ 1.46**	**$ 0.27**	**$ 0.35**	**$ 0.37**	**$ 0.37**	**$ 0.28**
AFFO per share (diluted)	**$ 1.36**	**$ 1.46**	**$ 0.27**	**$ 0.35**	**$ 0.37**	**$ 0.37**	**$ 0.28**
Weighted-average common shares outstanding - basic	124,757	124,860	124,343	124,359	124,925	124,903	124,868
Weighted-average common shares outstanding - diluted	124,847	124,918	124,466	124,460	125,017	124,935	124,944

(1) GAAP implicitly assumes that the value of intangible lease assets (liabilities) diminishes predictably over time and, thus, requires these charges to be recognized ratably over the respective lease terms. Such intangible lease assets (liabilities) arise from the allocation of acquisition price related to direct costs associated with obtaining a new tenant, the value of opportunity costs associated with lost rentals, the value of tenant relationships, and the value of effective rental rates of in-place leases that are above or below market rates of comparable leases at the time of acquisition. Like real estate values, market lease rates in aggregate have historically risen or fallen with local market conditions.

(2) Prior to first quarter 2015, adjustments for straight-line rent related to lease terminations were included.

(3) This item represents the noncash impact of compensation expense related to stock granted under our 2013 Long-Term Incentive Plan.

(4) This item represents amortization of financing costs paid in connection with executing our debt instruments, and the accretion of premiums (and amortization of discounts) on certain of our debt instruments. GAAP requires these items to be recognized over the remaining term of the respective debt instrument, which may not correlate with the ongoing operations of our real estate portfolio.

(5) See page 30 of this supplemental report for a description of Recurring Capital Expenditures.

(6) Reflects CXP's pro rata share (51%) in the Market Square Joint Venture.

Supplemental Information - Q4 2015 27

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - Cash Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Net Income	**$ 44,619**	**$ 92,635**	**$ 10,169**	**$ 20,143**	**$ 8,709**	**$ 5,598**	**$ 56,226**
Interest expense (net)	86,738	75,681	20,503	22,004	22,762	21,469	19,638
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	378	662	238	245	91	(196)	246
Depreciation	132,625	117,766	32,364	32,441	33,813	34,007	30,313
Amortization	87,599	78,843	20,366	20,276	23,738	23,219	20,625
EBITDA	**$ 344,759**	**$ 358,387**	**$ 81,840**	**$ 93,309**	**$ 87,313**	**$ 82,297**	**$ 125,248**
Impairment loss	-	25,130	-	-	-	-	10,148
Gain on sale of real estate assets	(23,860)	(75,275)	(3,678)	(20,182)	-	-	(56,668)
Shelf registration costs	-	269	-	-	-	-	-
Real estate acquisition-related costs	3,675	14,142	-	1,680	-	1,995	44
Settlement of interest rate swap	1,102	-	-	1,102	-	-	-
Loss on early extinguishment of debt	3,149	23	-	2,672	-	477	23
Loss on disposition of real estate assets - disc. operations	-	1,627	-	-	-	-	649
Adjusted EBITDA	**$ 328,825**	**$ 324,303**	**$ 78,162**	**$ 78,581**	**$ 87,313**	**$ 84,769**	**$ 79,444**
General and administrative	29,738	31,275	7,817	6,797	7,080	8,044	8,081
Shelf registration costs in G&A	-	(269)	-	-	-	-	-
Interest rate swap valuation adjustment	(2,634)	(4,946)	-	-	(1,319)	(1,315)	(1,322)
Interest expense associated with interest rate swaps	2,642	5,317	-	-	1,321	1,321	1,330
Lease termination income (1)	(4,237)	(5,974)	(995)	(808)	(1,295)	(1,139)	(1,829)
Straight line rental income	(17,816)	(8,362)	(5,100)	(4,957)	(3,822)	(3,937)	(2,288)
Net effect of above/(below) market amortization	(9,199)	(4,956)	(1,846)	(2,401)	(2,210)	(2,742)	(2,505)
Non-cash property operations	-	(46)	-	-	-	-	(50)
Operating loss from discontinued operations - cash basis	-	755	-	-	-	-	79
Net Operating Income - Cash Basis	**$ 327,319**	**$ 337,097**	**$ 78,038**	**$ 77,212**	**$ 87,068**	**$ 85,001**	**$ 80,940**
Less Net Operating Income from:							
Acquisitions (2)	(43,568)	(6,759)	(14,251)	(11,508)	(9,071)	(8,738)	(4,009)
Dispositions (3)	(33,169)	(74,398)	(1,320)	(2,909)	(14,708)	(14,232)	(13,355)
Same Store NOI - Cash Basis (4)	**$ 250,582**	**$ 255,940**	**$ 62,467**	**$ 62,795**	**$ 63,289**	**$ 62,031**	**$ 63,576**

(1) Includes adjustments for straight-line rent related to lease terminations.

(2) Reflects activity for the following properties acquired since January 1, 2014, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, 116 Huntington Avenue, 650 California Street, and 221 Main Street.

(3) Reflects activity for the following properties sold since January 1, 2014, for all periods presented: 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, Robbins Road, Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.

(4) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q4 2015 28

Columbia Property Trust, Inc.

Net Operating Income and Same Store Net Operating Income - GAAP Basis (Reconciliation to Net Income)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Net Income	**$ 44,619**	**$ 92,635**	**$ 10,169**	**$ 20,143**	**$ 8,709**	**$ 5,598**	**$ 56,226**
Interest expense (net)	86,738	75,681	20,503	22,004	22,762	21,469	19,638
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense (benefit)	378	662	238	245	91	(196)	246
Depreciation	132,625	117,766	32,364	32,441	33,813	34,007	30,313
Amortization	87,599	78,843	20,366	20,276	23,738	23,219	20,625
EBITDA	**$ 344,759**	**$ 358,387**	**$ 81,840**	**$ 93,309**	**$ 87,313**	**$ 82,297**	**$ 125,248**
Impairment loss	-	25,130	-	-	-	-	10,148
Gain on sale of real estate assets	(23,860)	(75,275)	(3,678)	(20,182)	-	-	(56,668)
Shelf registration costs	-	269	-	-	-	-	-
Real estate acquisition-related costs	3,675	14,142	-	1,680	-	1,995	44
Settlement of interest rate swap	1,102	-	-	1,102	-	-	-
Loss on early extinguishment of debt	3,149	23	-	2,672	-	477	23
Loss on disposition of real estate assets - disc. operations	-	1,627	-	-	-	-	649
Adjusted EBITDA	**$ 328,825**	**$ 324,303**	**$ 78,162**	**$ 78,581**	**$ 87,313**	**$ 84,769**	**$ 79,444**
General and administrative	29,738	31,275	7,817	6,797	7,080	8,044	8,081
Shelf registration costs in G&A	-	(269)	-	-	-	-	-
Interest rate swap valuation adjustment	(2,634)	(4,946)	-	-	(1,319)	(1,315)	(1,322)
Interest expense associated with interest rate swaps	2,642	5,317	-	-	1,321	1,321	1,330
Lease termination income (1)	(4,237)	(6,291)	(995)	(808)	(1,295)	(1,139)	(1,829)
Operating loss from discontinued operations - GAAP basis	-	1,025	-	-	-	-	29
Net Operating Income - GAAP Basis	**$ 354,334**	**$ 350,414**	**$ 84,984**	**$ 84,570**	**$ 93,100**	**$ 91,680**	**$ 85,733**
Less Net Operating Income from:							
Acquisitions (2)	(62,461)	(12,239)	(20,256)	(16,238)	(12,702)	(13,265)	(7,234)
Dispositions (3)	(33,358)	(74,035)	(1,602)	(3,663)	(14,508)	(13,585)	(13,136)
Same Store NOI - GAAP Basis (4)	**$ 258,515**	**$ 264,140**	**$ 63,126**	**$ 64,669**	**$ 65,890**	**$ 64,830**	**$ 65,363**

(1) Includes adjustments for straight-line rent related to lease terminations.

(2) Reflects activity for the following properties acquired since January 1, 2014, for all periods presented: 229 West 43rd Street, 315 Park Avenue South, 116 Huntington Avenue, 650 California Street, and 221 Main Street.

(3) Reflects activity for the following properties sold since January 1, 2014, for all periods presented: 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, Robbins Road, Lenox Park Buildings, 9 Technology Drive, 7031 Columbia Gateway Drive, 200 South Orange, and 160 Park Avenue.

(4) Includes CXP's pro rata share (51%) in the Market Square Joint Venture for all periods presented.

Supplemental Information - Q4 2015 29

Supplemental Information - Q4 2015 30 Columbia Property Trust, Inc. Definitions Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain non-recurring items, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Normalized FFO to exclude (i) additional amortization of lease assets (liabilities), (ii) straight-line rental income, (iii) gain (loss) on interest rate swaps, (iv) recurring capital expenditures, and adding back (v) stock based compensation expense and (vi) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of the sustainability of our ongoing operating performance, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of our liquidity. Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs. GAAP Net Operating Income (“GAAP NOI”): GAAP NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. GAAP NOI is a non- GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Recurring Capital Expenditures: Recurring Capital Expenditures are defined as capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Recurring capital expenditures include building capital, tenant improvements, and leasing commissions. This measure excludes capital for first generation leasing and acquisitions. Non-Recurring Capital Expenditures : Non-Recurring Capital Expenditures are defined as capital expenditures incurred to repurpose a building and to lease space to first generation tenants. Capital expenditures that don’t meet the definition of “recurring capital expenditures” are also included in this measure. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties owned or placed in service during the entire span of the current and prior year reporting periods. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Cash Net Operating Income (“Cash NOI”): Cash NOI is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) GAAP lease termination income, (v) non-cash property operations, (vi) straight-line rental income, (vii) net effect of above/(below) market amortization, and (viii) discontinued operations adjustments. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. Cash NOI is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies.